SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             December 20, 2001
                                                          ----------------------



                            SONOMAWEST HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


       California                         01912                  94-1069729
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)



   2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA                      95472
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      (Address of Principal Executive Offices)                       (Zip Code)



                                 (707) 824-2001
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

Effective December 21, 2001, SonomaWest Holdings, Inc.'s (the "Company") common stock will be listed on The Nasdaq SmallCap Market. The Company's common stock was previously listed on The Nasdaq National Market. The Company's stock ticker symbol will remain "SWHI."

ITEM 7.  EXHIBITS.

None.





                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                         SONOMAWEST HOLDINGS, INC.


Date:  December 20, 2001                 By:  /s/  Roger S. Mertz
                                           -------------------------------------
                                            Roger S. Mertz
                                            Chairman of the Board